SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  May 4, 2007

ISIS PHARMACEUTICALS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-19125	33-0336973
(Commission File No.)	(IRS Employer Identification No.)

1896 Rutherford Road
Carlsbad, CA 92008

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (760) 931-9200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.              Other Events.

On May 4, 2007, Isis Pharmaceuticals, Inc. (“Isis”) announced that, because Institutional Shareholder Services (ISS) believes Isis’ consulting agreement with Dr. Richard DiMarchi that provides Dr. DiMarchi with payments of $12,000 a year does not allow ISS to consider Dr. DiMarchi an independent outside director, Isis has terminated its consulting agreement with Dr. DiMarchi.

Isis is pleased that Dr. DiMarchi will remain a valued member of Isis’ board of directors and will continue to provide Isis advice regarding Isis’ research projects and drugs in clinical development, based on Dr. DiMarchi’s over 22 years of experience in drug discovery and development, as well as perform his other duties as a director.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ISIS PHARMACEUTICALS, INC.

Dated: May 4, 2007	By:	/s/ B. Lynn Parshall
B. LYNNE PARSHALL
Executive Vice President,
Chief Financial Officer and Director